DOLBY LABORATORIES, INC. 2020 STOCK PLAN NOTICE OF GRANT OF RESTRICTED STOCK UNITS FOR PARTICIPANTS IN FRANCE Unless otherwise defined herein, the terms defined in the Dolby Laboratories, Inc. 2020 Stock Plan, as amended from time to time (the “U.S. Plan”), the Dolby Laboratories, Inc. 2020 Stock Plan French Sub-Plan for Restricted Stock Units and Performance Stock Units (the “French Sub- Plan” and together with the U.S. Plan, the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units for Participants in France (the “Notice of Grant”) and the Restricted Stock Unit Agreement for Participants in France attached hereto as Exhibit A (collectively, the “Restricted Stock Unit Agreement” or the “Agreement”). Participant: [ ] You have been granted an award of Restricted Stock Units (the “Award”). Each such Restricted Stock Unit is equivalent to one share of the Company’s Class A Common Stock for purposes of determining the number of Shares subject to this Award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying Shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows: Total Award Shares Granted: [ ] Date of Grant: [ ] Vesting Schedule: [ ] Subject to your continuing to be a Service Provider and other limitations set forth in the Plan and the Restricted Stock Unit Agreement for Participants in France, the Award will vest annually for four (4) years at the rate of 25% per year on each anniversary of the Date of Grant. To the extent the amount vesting would result in the vesting of fractional Shares, Shares will be rounded down to the nearest whole Share. The Award granted pursuant to this Agreement is intended to qualify for the special tax and social security treatment in France applicable to rights to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Articles L. 22-10-59 and L. 22-10-60 of the French Commercial Code, as amended. However, certain events may affect the qualified status of the Award and the Company does not make any undertaking or representation to maintain the qualified status of the Award. If the Award does not retain its qualified status, the special tax and social security treatment will not apply and you will be required to pay your portion of social security contributions resulting from the Award, as well as any income and other taxes that may be due pursuant to other rules for non-qualified restricted stock units.

2 You acknowledge and agree that the Agreement and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the right of the Company or the Related Entity that is your employer to terminate your relationship as a Service Provider at any time, with or without cause. You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Agreement. By your electronic signature and the electronic signature of the Company’s representative, you and the Company agree that the Award is granted under and governed by the terms and conditions of the Plan and the Agreement. You have reviewed the Plan and the Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing the Agreement and fully understand all provisions of the Plan and the Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Agreement. You must execute and deliver or electronically accept the terms set forth in the Agreement, in the manner specified by the Administrator. The Administrator may, in its sole discretion, cancel the Award if you fail to execute and deliver or electronically accept the Agreement and related documents by the first scheduled vesting date.

EXHIBIT A DOLBY LABORATORIES, INC. 2020 STOCK PLAN RESTRICTED STOCK UNIT AGREEMENT FOR PARTICIPANTS IN FRANCE 1. Grant. Dolby Laboratories, Inc. (the “Company”) hereby grants to the individual set forth in the Notice of Grant of Restricted Stock Units (“Participant”) an award of Restricted Stock Units (“RSUs”) pursuant to Section 8 of the Dolby Laboratories, Inc. 2020 Stock Plan as may be amended from time to time (the “U.S. Plan”), as set forth in the Notice of Grant of Restricted Stock Units for Participants in France (the “Notice of Grant”) and subject to the terms and conditions in this Restricted Stock Unit Agreement for Participants in France (collectively, the “Agreement”), the U.S. Plan and the Dolby Laboratories, Inc. 2020 Stock Plan French Sub-Plan for Restricted Stock Units and Performance Stock Units (the “French Sub-Plan” and together with the U.S. Plan, the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. 2. Company’s Obligation. Each RSU represents the right to receive a Share after satisfying the applicable vesting conditions set forth in the Notice of Grant. Unless and until the RSUs vest, Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of any Shares pursuant to the vesting of any RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. 3. Vesting Schedule. Subject to paragraph 4, and to relevant Plan provisions, the RSUs awarded by this Agreement will vest in Participant according to the vesting schedule specified in the Notice of Grant. In no event shall the RSUs vest prior to the first anniversary of the Date of Grant, or such other period as required to comply with the minimum vesting period under Sections L. 225-197-1 of the French Commercial Code, as amended. Notwithstanding the foregoing or anything in this Agreement to the contrary, in the event Participant ceases to be a Service Provider as a result of Participant's death, the vesting of the RSUs shall accelerate and become immediately transferable to Participant's heirs and Shares will be issued to Participant's heirs upon their request for a period of six months following the date of your death; otherwise, the RSUs will be forfeited at the end of the expiration of the six-month period. 4. French Qualified Status. The RSUs granted pursuant to this Agreement are intended to qualify for the special tax and social security treatment in France applicable to rights to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Articles L. 22-10-59 and L. 22-10-60 of the French Commercial Code, as amended. However, certain events may affect the qualified status of the RSUs and the Company does not make any undertaking or representation to maintain the qualified status of the RSUs. If the RSUs do not retain its qualified status, the special tax and social security treatment will not apply and Participant will be required to pay Participant's portion of social security contributions resulting from the

RSUs, as well as any income and other taxes that may be due pursuant to other rules for non- qualified restricted stock units. 5. Forfeiture upon Termination of Service. If Participant ceases to be a Service Provider prior to vesting for any reason other than Death, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company. In the event of Participant's Death, the RSUs shall accelerate and become immediately transferable subject to the provisions set forth in paragraph 3. 6. Payment after Vesting. Any RSUs that vest in accordance with this Agreement will be paid to Participant (or in the event of Participant’s death, to his or her estate) in Shares. Payment upon vesting will be subject to Participant (or his or her estate) satisfying the applicable Tax- Related Items (defined below) withholding obligations set forth in paragraph 11. 7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until Shares (in certificated or uncertificated form in the Company’s sole discretion) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or Participant’s broker. 8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR ANY RELATED ENTITY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR ANY RELATED ENTITY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. 9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1275 Market Street, San Francisco, CA 94103, U.S.A., Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically. 10. Code Section 409A. Notwithstanding anything in this Agreement to the contrary, if any Participant would be considered a “specified employee” within the meaning of Section 409A of the Code and the regulations thereunder at the time of such Participant’s ceases to be a Service Provider, the RSUs (and/or at the election of Participant the cash received from the sale of the Shares underlying the vested RSUs) will not be paid to Participant until the date that is six (6) months and one (1) day following the date of Participant’s ceases to be a Service Provider.

11. Withholding Taxes. Regardless of any action the Company or the Related Entity that is Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding items related to Participant’s participation in the Plan and legally applicable to Participant, or deemed by the Company or the Employer to be an appropriate charge to Participant even if technically due by the Company or the Employer (“Tax- Related Items”), Participant hereby acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the issuance of Shares in settlement of the RSUs, the subsequent sale of Shares acquired at vesting and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve a particular tax result. Further, if Participant is subject to tax in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In connection with any relevant taxable or tax withholding event, Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax- Related Items. In this regard, Participant authorizes and directs the Company and/or the Employer or their respective agents, in their sole discretion and without any notice or authorization by Participant, to satisfy any applicable withholding obligations, if any, with regard to all Tax-Related Items by withholding in Shares to be issued upon settlement of the RSUs. In the event that such withholding in Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, by Participant’s acceptance of the RSUs, Participant authorizes the Company and any brokerage firm to satisfy the obligations with regard to all Tax-Related Items by withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or to sell on Participant’s behalf a whole number of Shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items. Depending upon the withholding method, the Company may withhold or account for Tax- Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates in Participant’s jurisdiction(s), including maximum applicable rates. If the Company and/or the Employer withhold more than the amount necessary to satisfy the liability for Tax-Related Items, Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent Shares or, if not refunded, Participant may be able to seek a refund from the applicable tax authorities. If the Company and/or the Employer withhold less than the amount necessary to satisfy the liability for Tax-Related Items, Participant may be required to pay additional Tax-Related Items directly to the applicable tax authorities or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Participant’s participation in the Plan. No fractional Shares will be withheld or issued pursuant to the grant of RSUs and the issuance of Shares thereunder. Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that the Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items. Participant shall have no further rights with respect to any Shares that are retained by the Company pursuant to this provision, and under no circumstances will the Company be required to issue any fractional Shares. 12. Acknowledgements. In accepting the RSUs, Participant acknowledges, understands and agrees that: (a) Participant acknowledges receipt of a copy of the Plan (including any applicable appendixes or sub-plans thereunder) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan (including any applicable appendixes or sub- plans thereunder) and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address in the Notice of Grant; (b) the Company (and not the Employer) is granting the RSU; accordingly, any rights Participant has under this Agreement may be raised only against the Company but not any Related Entity (including, but not limited to, the Employer). The Company will administer the Plan from outside Participant’s country of residence; (c) no Related Entity (including, but not limited to, the Employer) has any obligation to make any payment of any kind under this Agreement; (d) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time; (e) the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past; (f) all decisions with respect to future awards of RSUs, if any, will be at the sole discretion of the Company; (g) Participant is voluntarily participating in the Plan;

(h) the RSUs and the Shares subject to the RSUs, and the income and value of same, are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of Participant’s employment or service contract, if any; (i) unless otherwise agreed with the Company, the RSUs and the Shares subject to the RSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Related Entity; (j) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not intended to replace any pension rights or compensation; (k) although provided by the Company, the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of Participant’s normal or expected salary or compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, leave-related pay, pension, retirement or welfare benefits or any other similar payments and in no event should be considered as compensation for or relating in any way to past services for the Company, the Employer, or any other Related Entity; (l) the RSU grant and Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company or any Related Entity and the Company will not incur any liability of any kind to Participant as a result of any change or amendment, or any cancellation, of the Plan at any time; (m) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (n) in the event of termination of Participant’s status as a Service Provider (whether or not in breach of any employment laws in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and/or whether later found to be invalid), Participant’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of the Award (including whether Participant may still be considered actively employed while on an approved leave of absence); (o) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits under the Plan, if any, do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; (p) the RSUs and the Shares subject to the RSUs are not part of Participant’s normal or expected compensation or salary for any purpose;

(q) neither the Company, the Employer nor any other Related Entity shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement; and (r) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs or recoupment of any Shares acquired under the Plan resulting from termination of Participant’s status as a Service Provider by the Company or the Employer (for any reason whatsoever and whether or not in breach of any employment laws in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and/or whether later found to be invalid). 13. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant acknowledges and agrees that he or she should consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan 14. Restrictions on the Sale of Shares. (a) Minimum Mandatory Holding Period. Participant will not be permitted to sell or transfer any Shares issued upon settlement of the RSUs before the end of a minimum mandatory holding period, to the extent applicable to the Shares underlying the RSUs under Section L. 225-197-1 of the French Commercial Code, as amended, or the French Tax Code or the French Social Security Code, as amended, to benefit from the special tax and social security regime in France; provided, however, that such minimum mandatory holding period, if any, shall not apply to Shares in the case of death or Disability (as defined in the French Sub-Plan). In the case of Participant's death, Participant's heirs are not subject to the minimum holding period described above if they request the issuance of the Shares related to all outstanding RSUs within six months following Participant's death. Similarly, if Participant ceases to be a Service Provider due to Disability (as defined in the French Sub-Plan), Participant is not subject to the minimum holding period described above. (b) Closed Period. The Shares issued following any vesting date may not be sold during a Closed Period, to the extent applicable under French law; provided, however, that such Closed Period restriction shall not apply to Shares subject to the RSUs issued to Participant's heirs in the event of Participant's death pursuant to paragraph 3 hereof or to Shares subject to the RSUs issued after Participant ceases to be a Service Provider due to Disability (as defined under the French Sub-Plan). (c) Holding Period for Managing Corporate Officers. If Participant qualifies as a managing corporate officer of the Company under French law and have been granted RSUs in this capacity (“mandataires sociaux,” i.e. Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), Participant may be subject to shareholding restrictions under French law and may not sell 20% of the Shares upon settlement until Participant ceases to serve as a managing corporate officer of the Company. (d) Compliance with Transfer Restrictions on Stock. To ensure compliance with restrictions on the transfer of Shares described in this paragraph 14, the Company may require that the Shares be held with a brokerage firm or other agent designated by the Company (or according to any procedure implemented by the Company) until such Shares are sold. 15. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other RSU materials by and among, as applicable, the Employer, the Company, and its Related Entities for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, e-mail address, date of birth, social insurance number, passport number or other identification number, salary, nationality, residency status, job title, any Shares or directorships held in the Company or any Related Entity, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan. The collection and transfer of Data under this Agreement is subject to the Dolby Employee Privacy Notice. The Dolby Employee Privacy Notice for France can be found at [REDACTED]. Participant understands that Data may be transferred to the Morgan Stanley Smith Barney LLC and its affiliated company, E*TRADE Financial Corporate Services, Inc. (collectively, “E*TRADE”), or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company in the implementation, administration and management of the Plan. Participant understands that the recipients may be located in the United States, or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*TRADE and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Participant’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting in writing Participant’s local human resources representative, or if there is no local human resources representative, the human resources department of the Company. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant RSUs or other equity awards or administer or maintain such awards. Participant understands, however, that refusal or withdrawal of consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative, or if there is no local human resources representative, the human resources department of the Company. 16. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void. 17. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties hereto. 18. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent, or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority. 19. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern. 20. Governing Law and Venue. The Award will be governed by the internal substantive laws, but not the choice of law rules, of the State of California, U.S.A. without regard to principles of conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

21. Language. By accepting this Award, Participant confirms having read and understood the Plan and the Agreement which were provided in the English language. Participant accepts the terms of those documents accordingly. En acceptant l’attribution, vous confirmez avoir lu et compris le Plan et ce Contrat, qui ont été communiqués en langue anglaise. Vous acceptez les termes de ces documents en connaissance de cause. 22. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. By Participant’s electronic signature and the electronic signature of the Company’s representative, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan and this Agreement. 23. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested and whether Participant is actively employed). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company, and all other interested persons. No member of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement. 24. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 25. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable under Applicable Laws with regard to the issuance or sale of Shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 26. Insider Trading/Market Abuse Restrictions. Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to, directly or indirectly, accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs), or rights linked to the value of Shares (e.g., phantom awards, futures) during such times as Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the applicable jurisdiction or Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed insider information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Insider Trading Policy. Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter. 27. Exchange Control, Tax and/or Foreign Asset/Account Reporting. If Participant holds cash or Shares outside of France or maintains a foreign bank or brokerage account (including accounts that were opened and closed during the tax year), Participant is required to report such assets and accounts to the French tax authorities on an annual basis on a specified form together with Participant's income tax return. Failure to complete this reporting can trigger penalties. 28. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant.